Exhibit 10.10

2013 Stock Option and Incentive Plan

For Employees and Consultants

Notice of Stock Option Grant

Unless otherwise defined herein, the terms defined in the Miami International Holdings, Inc. (the “Company”) 2013 Stock Option and Incentive Plan for Employees and Consultants (the “Plan”) shall have the same meanings in this Notice of Stock Option Grant (the “Notice”).

Name:

Address:

You (the “Participant”) have been granted an option (the “Option”) to purchase shares of Nonvoting Common Stock of the Company (the “Shares”) under the Plan subject to the terms and conditions of the Plan, this Notice and the Stock Option Award Agreement (the “Option Agreement”).

Date of Grant:

Exercise Price per Share:

Total Number of Shares:

Type of Option:

Expiration Date:

Vesting Schedule:	Subject to the provisions set forth in (i) this Notice, (ii) the Plan, and (iii) the Option Agreement, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule:

Vesting Date	Number of Options	Number of Options Intended to Qualify as ISOs

By accepting (whether in writing, electronically or otherwise) the Option, Participant acknowledges and agrees to the following:

Participant understands that except as specifically set forth in an executed written agreement between Participant and the Company, Participant’s employment or consulting relationship or service with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Option Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the Options pursuant to this Notice is earned only by continuing service as an Employee or Consultant of the Company. Participant also understands that this Notice is subject to the terms and conditions of both the Option Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Option Agreement and the Plan. By accepting this Option, Participant consents to the electronic delivery as set forth in the Option Agreement.

PARTICIPANT

By:

Name:

Title:

MIAMI INTERNATIONAL HOLDINGS, INC.

By:

Name:

Title:

2013 Stock Option and Incentive Plan

For Employees and Consultants

Stock Option Award Agreement

Unless otherwise defined in this Stock Option Award Agreement (the “Option Agreement”), any capitalized terms used herein shall have the meaning ascribed to them in the Miami International Holdings, Inc. (the “Company”) 2013 Stock Option and Incentive Plan for Employees and Consultants (the “Plan”).

Participant has been granted an option to purchase Shares (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice”) and this Option Agreement.

1.            VESTING RIGHTS. Subject to the applicable provisions of the Plan and this Option Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice.

2.            TERMINATION OF OPTIONS.

(a)  General Rule. Except as provided below, and subject to the Plan, any Options that are vested on the Termination Date may be exercised for sixty (60) days after Participant’s Termination (as such terms are defined in the Plan). In no event shall this Option be exercised later than the Expiration Date set forth in the Notice. Any Options that are not vested and exercisable on the date of Participant’s Termination shall expire and be forfeited by Participant on the Termination Date.

(b) Death; Disability. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her death, or if a Participant dies within sixty (60) days of the Termination Date, any Options that are vested on the Termination Date may be exercised for twelve (12) months from the Termination Date, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice. Unless provided otherwise in the Notice, upon Participant’s Termination by reason of his or her Disability, any Options that are vested on the Termination Date may be exercised for six (6) months from the Termination Date, provided that in no event shall this Option be exercised later than the Expiration Date set forth in the Notice. Any Options that are not vested and exercisable on the date of Participant’s Termination shall expire and be forfeited by Participant on the Termination Date.

(c)  Cause. Upon Participant’s Termination for Cause (as defined in the Plan), the Option shall expire on Participant’s Termination Date.

(d)  Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than Termination for Cause, if the exercise of the Option within the applicable time periods set forth in this Section 2 is prevented by the provisions of Section 13, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under this Section 2, but in any event no later than the Expiration Date set forth in the Notice.

3.            GRANT OF OPTION. The Participant named in the Notice has been granted an Option to purchase up to the number of Shares set forth in the Notice at the exercise price per Share set forth in the Notice (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. If designated in the Notice as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d) or does not otherwise qualify as an ISO, it shall be treated as a Nonqualified Stock Option (“NQSO”).

4.            EXERCISE OF OPTION.

(a)  Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice and the applicable provisions of the Plan and this Option Agreement. In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice and this Option Agreement.

(b)  Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Corporate Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

(c)  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares.

5.            METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a)	cash;

(b)	check; or

(c)	other method authorized by the Committee.

6.            LIMITED TRANSFERABILITY OF OPTION. Except as set forth in this Section 6, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant unless otherwise permitted by the Committee on a case-by-case basis. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant. Notwithstanding anything else in this Section 6, a NQSO may be transferred by instrument to a guardian on the disability or to an executor on death of the NQSO holder. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, transferees, successors and assigns of the Participant.

7.            TERM OF OPTION. This Option shall in any event expire on the expiration date set forth in the Notice, which date is ten (10) years less one day after the Date of Grant (five (5) years less one day after the Date of Grant if this option is designated as an ISO in the Notice and Section 5.3 of the Plan applies).

8.            TAX CONSEQUENCES.

(a)  Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including any social security tax), if any, required by law to be withheld by the Company with respect to the Shares acquired pursuant thereto. The Company shall have no obligation to deliver Shares or to release Shares until the Company’s tax withholding obligations have been satisfied by the Participant.

(b) Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the Shares issuable to Participant upon the exercise of the Option, or to accept from Participant the tender of, a number of whole Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

(c)  Notice of Disqualifying Disposition of ISO Shares. If the Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two (2) years after the grant date, or (ii) one (1) year after the exercise date, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Participant.

9.            ACKNOWLEDGMENT. The Company and Participant agree that the Option is granted under and governed by the Notice, this Option Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan, (ii) represents that Participant has carefully read and is familiar with the provisions of the Plan, and (iii) hereby accepts the Option subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

10.            RIGHT OF FIRST REFUSAL.

(a)  Grant of Right of First Refusal. Except as provided in Section 10(g), in the event the Participant, the Participant’s legal representative, or other holder of Shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any vested and exercised Shares (the “Transfer Shares”) to any person or entity, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 10 (the “Right of First Refusal”).

(b)  Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing the proposed transfer in reasonable detail, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”), the proposed transfer price, the proposed transfer closing date, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Committee in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee.

(c)  Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 10, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 10. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

(d)  Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within the later to occur of the proposed transfer closing date or thirty (30) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Upon payment by the Company to Participant for the Transfer Shares upon exercise of the Right of First Refusal, all rights that Participant had to the Transfer Shares shall be forfeited.

(e)  Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 10(d) above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 10.

(f)  Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 10 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares acquired upon exercise of the Option shall be void unless the provisions of Section 10 are met.

(g)  Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Shares acquired upon exercise of the Option if such transfer or exchange is in connection with a Corporate Transaction. If the consideration received pursuant to such transfer or exchange consists of stock of the Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 10(i) below result in a termination of the Right of First Refusal.

(h)  Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

(i)  Early Termination of Right of First Refusal. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Corporate Transaction, unless the acquiror assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the acquiror’s stock for the Option, or (b) the existence of a public market for the Shares. A “public market” shall be deemed to exist if (i) such Shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such Shares are traded on the over the counter market and prices therefor are published daily on business days in a recognized financial journal.

11.            Repurchase Rights.

(a)  Company Repurchase Right – Termination for Any Reason. In the event that Participant’s service to the Company is Terminated for any reason, the Company or its assignee of rights hereunder shall upon Termination Date have an irrevocable right and exclusive option (the “Repurchase Right”) to repurchase from Participant, or Participant’s personal representative, as the case may be, all or any portion of the exercised Shares received pursuant to the Option Agreement at the Fair Market Value per Share on the date the Repurchase Right is exercised (the “Repurchase Price”). Notwithstanding the previous sentence, if the Participant’s Termination is for Cause, the Repurchase Price shall be the lesser of the Exercise Price paid per Share or the Fair Market Value per Share on the date the Repurchase Price is exercised. Subject to this Section 11, the Repurchase Right may be exercised in writing by the Company during the ninety (90) day period following the later of the Termination Date or Participant’s exercise of the Option.

(b)  Payment. The Company, at its election, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (i) delivering a check to Participant in the amount of the aggregate Repurchase Price for the Shares being repurchased, or (ii) in the event that Participant is indebted to the Company, offsetting the aggregate Repurchase Price for the Shares being repurchased with an amount of such indebtedness equal to the aggregate Repurchase Price for the Shares being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. As a result of any repurchase of Shares pursuant to this Section 11, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto to the extent permitted by applicable laws and Company’s Certificate of Incorporation, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Participant. Upon payment of the Repurchase Price to the Participant, Participant shall have no further rights to said Shares.

(c)  Corporate Transaction. In the event of Corporate Transaction in which the successor corporation has equity securities that are not publicly traded, any Repurchase Right under this Section 11 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Corporate Transaction.

(d)  Lapse. Any Repurchase Right provided in this Section 11 shall terminate as to any Shares upon the earlier to occur of (i) a public market for the Shares and (ii) a Corporate Transaction in which the successor corporation has equity securities that are publicly traded.

(e)  Power of Attorney. Participant grants an irrevocable power of attorney to the Company to sell and transfer the Shares in Participant’s name to the Company at the Exercise Price or Fair Market Value as applicable, subject to (i) the Company exercising the Repurchase Right, and (ii) the terms and conditions included in this Option Agreement and the Plan. In performing acts pursuant to this power of attorney, the Company may act pursuant to a power of attorney granted by one or more other persons involved in the acts referred to in the previous sentence.

12.            ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Option Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Option Agreement, nor any waiver of any rights under this Option Agreement, shall be effective unless as determined in good faith by the Committee is required for the Option Agreement to be exempt from or in compliance with Section 409A of the Code or is otherwise permitted by the Plan or unless in writing and signed by the parties to this Option Agreement. The failure by either party to enforce any rights under this Option Agreement shall not be construed as a waiver of any rights of such party.

13.            COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares will be subject to and conditioned upon compliance with (or exemption from) all applicable foreign, state and federal laws, rules and regulations including Section 409A of the Code by the Company and Participant and with all applicable requirements of the Company, the SEC or any stock exchange or automated quotation system on which the Company’s Nonvoting Common Stock may be listed or quoted at the time of such issuance or transfer.

14.            MISCELLANEOUS.

(a)  Market Stand-Off. The holder of the Shares hereby agrees that the holder will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the initial public offering or other registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, Form S-2, or Form S-3, and ending on the date specified by the Company and the managing underwriter (such period not to exceed (x) one hundred eighty (180) days in the case of the initial public offering, which period may be extended upon the request of the managing underwriter for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period, or (y) ninety (90) days in the case of any registration other than the initial public offering, which period may be extended upon the request of the managing underwriter for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 90-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any of the Shares, shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 14(a) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Participant only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 14(a) and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. The Participant further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 14(a) or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to the Participant subject to such agreements, based on the number of shares subject to such agreements.

(b)   Stock Certificates.  All certificates representing Shares shall be marked with the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT, UNLESS IN THE WRITTEN LEGAL OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THIS CERTIFICATE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. SUCH STOCK OPTION AGREEMENT CONTAINS CERTAIN LOCK-UP PROVISIONS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”) OF THE CORPORATION AS MAY BE AMENDED OR RESTATED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION.

ARTICLE NINTH OF THE CERTIFICATE OF INCORPORATION (“ARTICLE NINTH”) PROVIDES THAT, SUBJECT TO CERTAIN EXCEPTIONS, FOR SO LONG AS THE CORPORATION SHALL CONTROL, DIRECTLY OR INDIRECTLY, A CONTROLLED NATIONAL SECURITIES EXCHANGE, (A) NO PERSON, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, MAY OWN, DIRECTLY OR INDIRECTLY, OF RECORD OR BENEFICIALLY, SHARES CONSTITUTING MORE THAN 40% OF ANY CLASS OF CAPITAL STOCK OF THE CORPORATION; (B) NO EXCHANGE MEMBER, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, MAY OWN, DIRECTLY OR INDIRECTLY, OF RECORD OR BENEFICIALLY, SHARES CONSTITUTING MORE THAN 20% OF ANY CLASS OF CAPITAL STOCK OF THE CORPORATION; AND (C) NO PERSON, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, AT ANY TIME MAY, DIRECTLY, INDIRECTLY OR PURSUANT TO ANY VOTING TRUST, AGREEMENT, PLAN OR OTHER ARRANGEMENT, VOTE OR CAUSE THE VOTING OF SHARES OF THE CAPITAL STOCK OF THE CORPORATION OR GIVE ANY CONSENT OR PROXY WITH RESPECT TO SHARES, REPRESENTING MORE THAN 20% OF THE VOTING POWER OF THE THEN ISSUED AND OUTSTANDING CAPITAL STOCK OF THE CORPORATION, NOR MAY ANY PERSON, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, ENTER INTO ANY AGREEMENT, PLAN OR OTHER ARRANGEMENT WITH ANY OTHER PERSON, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, UNDER CIRCUMSTANCES THAT WOULD RESULT IN THE SHARES OF CAPITAL STOCK OF THE CORPORATION THAT ARE SUBJECT TO SUCH AGREEMENT, PLAN OR OTHER ARRANGEMENT NOT BEING VOTED ON ANY MATTER OR MATTERS OR ANY PROXY RELATING THERETO BEING WITHHELD, WHERE THE EFFECT OF SUCH AGREEMENT, PLAN OR OTHER ARRANGEMENT WOULD BE TO ENABLE ANY PERSON, EITHER ALONE OR TOGETHER WITH ITS RELATED PERSONS, TO VOTE, POSSESS THE RIGHT TO VOTE OR CAUSE THE VOTING OF SHARES OF THE CAPITAL STOCK OF THE CORPORATION WHICH WOULD REPRESENT MORE THAN 20% OF SAID VOTING POWER. CAPITALIZED TERMS HAVE THE MEANINGS SET FORTH IN ARTICLE NINTH. ARTICLE NINTH ALSO PROVIDES, AMONG OTHER THINGS, FOR RESTRICTIONS ON ANY SALE, TRANSFER, ASSIGNMENT OR PLEDGE, THAT WOULD VIOLATE THE PROVISIONS OF ARTICLE NINTH AND FURTHER PROVIDES FOR THE RIGHT OF THE CORPORATION TO REDEEM SUCH SHARES TRANSFERRED OR VOTED IN VIOLATION OF ARTICLE NINTH. ANY ISSUANCE, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE IN VIOLATION OF ARTICLE NINTH OF THE CERTIFICATE OF INCORPORATION SHALL BE NULL AND VOID.”

(c)            Transfer of Shares. The Company shall not permit the transfer of any Shares to be recorded on its books unless the transfer is permitted by this Option Agreement and has been made in accordance with its terms.

(d)            Investment Intent.

(i)            Investment Intent at Grant. The Participant represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

(ii)            Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment representation or other representation, the Participant shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

(e)            No Rights Of Shareholder. Neither the Participant nor any person or persons entitled to exercise the Participant's rights under this Option in accordance herewith shall have any rights to dividends or to shares subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

(f)            Notices. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 7 Roszel Road, Suite 1A, Princeton, New Jersey 08540, attention of the Company's General Counsel and Corporate Secretary. All notices to the Participant or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Participant or such other person or persons at the Participant's address shown in the records of the Company or the location at which the Participant is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice given in accordance with this Section 14(f) to such effect.

(g)            Electronic Delivery and Acceptance. The Company may, in its sole discretion, deliver any documents related to current or future participation in the Plan by electronic means, including without limitation, the Notice, this Option Agreement, the Plan and any other documents that the Company may deliver to its security holders such as account statements, financial reports, annual reports or proxy statements of the Company or other communications related to the Option. Participant hereby consents to receive such documents by on-line or electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15.            GOVERNING LAW; SEVERABILITY. If one or more provisions of this Option Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Option Agreement, (ii) the balance of this Option Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Option Agreement shall be enforceable in accordance with its terms. This Option Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

16.            NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Option Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary, to terminate Participant’s service, for any reason, with or without cause.

By Participant’s signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice and this Option Agreement. Participant has reviewed the Plan, the Notice and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice, and fully understands all provisions of the Plan, the Notice and this Option Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and the Option Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice.

MIAMI INTERNATIONAL HOLDINGS, INC.

2013 STOCK OPTION AND INCENTIVE PLAN

NOTICE OF STOCK OPTION EXERCISE

PARTICIPANT INFORMATION:

Name:	Social Security Number:

Address:

Date of Grant:	Type of Option:
☐ Nonqualified (NQSO) or ☐ Incentive (ISO)

Exercise Price per Share: $________________________

Total number of shares of Nonvoting Common Stock of Miami International Holdings, Inc. (the “Company”) covered by option: __________________ shares

EXERCISE INFORMATION:

Number of shares of Nonvoting Common Stock of the Company for which option is being exercised now: _______________. (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $____________________

Form of payment enclosed [check all that apply]:

☐ Check for $________, made payable to Miami International Holdings, Inc.

☐ Other Consideration: ___________________________________________

Name in which the Purchased Shares should be registered [you must check one]:

☐ In my name only
☐ In the names of my spouse and myself as community property	My spouse’s name (if applicable):
☐ In the names of my spouse and myself as joint tenants with the right of survivorship

The certificate for the Purchased Shares should be sent to the following address:_____________

REPRESENTATIONS AND ACKNOWLEDGEMENTS OF PARTICIPANT:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to a right of first refusal and a right of repurchase in accordance with the applicable Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all applicable terms of the Option Agreement.

10.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

11.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

SIGNATURE:

Date:

SPOUSAL ACKNOWLEDGMENT

The undersigned spouse of Participant has read and hereby approves the foregoing Notice of Stock Option Exercise. In consideration of the Company’s granting Participant the right to acquire the Shares in accordance with the terms of the Notice of Stock Option Exercise, the undersigned hereby agrees to be irrevocably bound by all the terms of such Notice of Stock Option Exercise, including (without limitation) the right of the Company (or its assigns) to repurchase any Shares at the time of Participant’s Termination of service.

PARTICIPANT’S SPOUSE

By:

Name:

Address:

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